UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):	August 21, 2014

Fauquier Bankshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)
Virginia	000-25805		54-1288193
_____________________ (State or other jurisdiction	_____________ (Commission		______________ (I.R.S. Employer
of incorporation)	File Number)		Identification No.)

10 Courthouse Square, Warrenton, Virginia			20186
_________________________________ (Address of principal executive offices)			___________ (Zip Code)

	Registrant's telephone number, including area code:	540.347.2700
Not Applicable
______________________________________________
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On August 21, 2014, the Board of Directors of Fauquier Bankshares, Inc. (NASDAQ:FBSS) declared a quarterly dividend of $0.12 per share, payable on October 1, 2014 to shareholders of record on September 12, 2014.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K.
The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

 Item 9.01 Financial Statements and Exhibits.
99.1            Press Release dated August 22, 2014, entitled "Fauquier Bankshares, Inc. Declares Quarterly Dividend"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fauquier Bankshares, Inc.

August 22, 2014	By:	/s/ Eric P. Graap

Name: Eric P. Graap
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Fauquier Bankshares Press Release Quarterly Dividend Declared